Supplement, dated February 1, 1996, to the prospectuses, dated May 1, 1995, of Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman
  Common Stock Fund, Inc., Seligman High Income Fund Series, Inc. and Seligman
                      Income Fund, Inc. (each, a "Fund").

Net Asset Value Sales. Each Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of a Fund, the other investment companies in the Seligman Group, J. & W. Seligman & Co. Incorporated (the "Manager") and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. Sales of the Funds may be made at net asset value to "eligible employee benefit plans" (as defined in each Fund's prospectus under "Special Programs") of employers who have at least (i) $1 million invested in the Seligman Group of Mutual Funds or (ii) 50 employees to whom such plan is made available. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Referral Fee. Seligman Financial Services, Inc. shall pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Mutual Funds, including the Funds, participating in an eligible employee benefit plan that are attributable to the particular broker/dealer. The shares eligible for the fee are those which meet the eligibility standards for net asset value sales, as set forth above, except for Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. Such shares will become eligible for the referral fee once exchanged for shares of another Seligman Fund. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the eligible shares have been invested in a Seligman Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.

EQALL1B-2/96